UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 26, 2006

                              GPS INDUSTRIES, INC.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
                            (State of Incorporation)

      000-30104                                   88-0350120
  --------------------                    -------------------------
(Commission File Number)             (I.R.S. Employer Identification No.)

#214, 5500 - 152nd Street, Surrey, BC Canada                    V3S 5J9
---------------------------------------------             -----------------
 (Address of Principal Executive Offices)                    (Zip Code)

                                 (604) 576-7442
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01         ENTRY INTO A MATERIAL AGREEMENT

     On October 26, 2006, GPS Industries, Inc. (the "Company") entered into a Settlement Agreement (the "Settlement Agreement") with ProLink Solutions LLC ("ProLink"), Elumina Iberica S.A. and Elumina Iberica Limited (collectively, the "Defendants"). ProLink, for and behalf of the Defendants, agreed to pay the Company $1,200,000 (the "Settlement Payment") in settlement of the Company's claim that the Defendants infringed the Company's European Patent 0 617 794 B1. The Company had previously filed an action in the Patents County Court in England against the Defendants. The Settlement Payment is to be paid by an initial payment of $202,500 and nineteen quarterly payments of $52,500 commencing February 1, 2007. In consideration of the Settlement Payment, the Company granted to ProLink a non-exclusive paid-up license in specified patents owned by the Company in Australia, Japan and certain countries in Europe (the "Licensor Patents") with respect to products for a golf course using GPS technology.

ITEM 9.01         FINANCIAL STATEMENTS AND ENTITIES

         (d)      Exhibits

Exhibit 10.1 Settlement Agreement dated October 26, 2006 among GPS Industries, ProLink Solutions LLC, Elumina Iberica S.A. and Elumina Iberica Limited.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated this 30th day of October 2006.

                                           By: /s/ Robert C. Silzer, Sr.
                                               ---------------------------
                                                   Robert C. Silzer, Sr.
                                                   Chief Executive Officer

                                                                    Exhibit 10.1

         THIS SETTLEMENT AGREEMENT is made on October 26, 2006

         BETWEEN:

(1) GPS INDUSTRIES INC, a company incorporated under the laws of the State of Nevada in the United States of America whose registered office is at 5500 152nd Street, Suite 214, Surrey, BC V3S 8E7, Canada ("GPS Industries");

         and

(2) PROLINK SOLUTIONS LLC, a company incorporated under the laws of the State of Delaware in the United States of America whose registered office is at 410 S. Benson Lane, Chandler, Arizona 85224 ("ProLink");

(3) ELUMINA IBERICA SA, a company incorporated under the laws of Spain whose registered office is at Juan Jose Domine Numero 10
         3 Puerta 4, 46024 Valencia, Valencia, Spain ("Elumina Spain");

(4) ELUMINA IBERICA LIMITED, a company incorporated in England (registered number 05344786) whose registered office is at Empire House, 1B Dormer Place, Leamington Spa, CV32 5AE ("Elumina UK").

         (together, the "Defendants").

BACKGROUND

(A) As a consequence of a dispute arising from the sale and installation of ProLink GPS systems (as defined in paragraph 7 of the Particulars of Claim in the Proceedings dated 16 September 2005) by Elumina UK and/or its affiliates, the Claimant issued proceedings in September 2005 claiming infringement of European Patent 0 617 794 B1 (the "Patent"). The Defendants denied infringement and counterclaimed for invalidity of the Patent.

(B) All relevant details are fully particularised in the statements of case in proceedings under claim number PAT05054 in the Patents County Court (the "Proceedings"). The trial in the Proceedings is listed to take place on 15 November 2006.

(C) As a result of the non-compliance of certain disclosure obligations by Elumina Spain and Elumina UK, separate proceedings were issued under claim number PAT06062 against Beresford & Co, patent attorneys who previously acted for Elumina Spain and Elumina UK and who currently act for ProLink (the "Beresfords Action").

(D) GPS Industries and the Defendants have agreed to settle the Proceedings on the terms and subject to the conditions set out in this Agreement.

(E) GPS Industries have agreed to come to a separate agreement with Beresford & Co in the Beresfords Action.

OPERATIVE PROVISIONS

1.       COMMENCEMENT

         The Commencement Date shall be the date of this Agreement.

2.       PAYMENT

2.1 In consideration of GPS Industries' obligations under this Agreement, ProLink agrees, for and on behalf of the Defendants jointly, to pay GPS Industries the sum US$ 1,200,000 (one point two million US dollars) in full and final settlement of GPS Industries' claim for damages and/or an account of profits and of any costs arising out of the Proceedings.

2.2 The payments described in clause 2.1 are to be paid in installments as follows:

        2.2.1 an initial payment of US$ 202,500 (two hundred two thousand five hundred US dollars) payable in accordance with clauses
                 2.3 and 2.4; and

        2.2.2 nineteen further payments, each of US$ 52,500 (fifty-two thousand five hundred US dollars) the first further payment due on 1 February, 2007, and the remaining eighteen payments being made on the first day of the month at three month intervals (i.e., 1 May , 1 August, 1 November, 1 February) up to and including the final payment on 1 August 2011 and in accordance with clauses
                 2.3 and 2.4.

2.3 The payments described in clause 2.2 are to be paid by direct transfer in cleared funds into the following account: GPS Industries, Inc.--Account Number #526199-070 Beneficiary Bank - HSBC Bank Canada 885 W. Georgia Street, Vancouver, BC Canada V6C 3G1 Swift Code - HKBCCATT Bank Number #016 Transit Number #10020.

2.4 ProLink shall pay each of the sums referred to in clause 2.2 by no later than 4pm on the relevant date, provided that in the event that signature of this Agreement takes place after 2pm, ProLink shall procure that the monies payable under clause 2.2.1 are paid into the account at clause 2.3 on the next working day.

2.5      For the  avoidance of doubt,  the sums  referred to in clauses 2.1 and
         2.2 are the total sums due from the  Defendants  to GPS
         Industries and are inclusive of all interest due.

2.6 Breach of any part of clauses 2.1, 2.2, 2.3 and/or 2.4 shall entitle GPS Industries to terminate this Agreement, including the Licence referred to in clause 3 below in accordance with clause 6.2(b) of such Licence, by giving ProLink twenty (20) days written notice thereof; provided, however, that if ProLink, within the twenty (20) day period referred to, cures said default or breach, this Agreement shall continue in full force and effect the same as if such default or breach had not occurred. On such termination of this Agreement GPS Industries shall be released from its obligations under this Agreement and, for the avoidance of doubt, GPS Industries shall not be obliged to repay to ProLink any sums already paid by ProLink to GPS Industries under this Agreement.

2.7 Each of the parties agrees to bear its own legal and any other costs incurred in relation to the negotiation and settlement of this Agreement and neither GPS Industries nor the Defendants will enforce any order for costs in their favour made prior to the Commencement Date.

3.       LICENCE

3.1 In consideration of the compliance of the Defendants with their obligations in this Agreement, GPS Industries agrees on the date of this Agreement to grant a fully paid-up licence to ProLink in the terms set out in Appendix 2 to this Agreement (the `License'), provided always that the parties to this Agreement agree that no further payments shall be due to GPS Industries by ProLink other than the sums due under this Agreement.

3.2 In consideration of the fully paid-up license to ProLink, the Defendants agree not to challenge, cause to be challenged, or assist others to challenge, directly or indirectly, the validity and/or enforceability of any of the Licensor Patents (as defined in the License) in any court or other tribunal or agency.

4.       CONSENT ORDER

         Immediately upon receipt by GPS Industries of the payments provided for in clause 2.2.1, GPS Industries and the Defendants shall instruct their respective solicitors to file at the Court a Consent Order substantially in the form of Appendix 1 of this Agreement confirming that the Proceedings be dismissed.

5.       BERESFORDS ACTION

         GPS Industries shall procure that the Beresfords Action shall be dismissed provided that the Defendants procure that Beresford & Co agrees:

5.1      to consent to the action being dismissed;

5.2      that each party in such action bears its own costs of the action; and

5.3 that it shall not pursue any claim against GPS Industries under the crossundertaking in damages in such action.

6.       ACCORD AND SATISFACTION AND RELEASE

         This Agreement constitutes a full and final settlement of all claims and satisfaction of all existing causes of action that GPS Industries and the Defendants may have arising out of or in connection with the Proceedings, including interest and costs, whether or not such claims were expressly set out in the Proceedings and whether or not such claims are known to, have been notified to, or are in the present contemplation of the parties.

7.       ENTIRE AGREEMENT

         This Agreement, the License and the Consent Order referred to in clause 4 contain all the terms which the parties have agreed in relation to the subject matter of this Agreement and supersede any prior written or oral agreements, representations or understandings between the parties in relation to such subject matter.

8.       CONFIDENTIALITY

8.1      The parties agree that they will:

     8.1.1 not disclose to any other person the amounts payable by the Defendants under clauses 2.1 and 2.2 of this Agreement; and

     8.1.2 not disclose any other details of the relationship of the parties and the Proceedings to any third party, other than the fact that a settlement of the dispute between the parties has been reached and that ProLink has obtained a non-exclusive License under the Patent.

     8.1.3 not issue any press release related to the settlement unless issued as a joint press release SAVE THAT nothing shall preclude the parties from issuing separate press releases in compliance with their obligations under US Securities law and in such case the separate press releases shall only state that a settlement of the dispute between the parties has been reached and that ProLink has obtained a non-exclusive License under the Patent.

8.2 The obligations described in clause 8.1.1 shall not apply to information which:

     8.2.1 was already in the recipient's possession prior to disclosure by the disclosing party; or

     8.2.2 is necessarily disclosed pursuant to a statutory obligation (but only to the extent of such required disclosure).

8.3 In the course of the Proceedings, the Defendants have provided GPI Industries' solicitors, Rouse Legal, with documents pursuant to their disclosure obligations. The Defendants shall arrange at their cost for these documents to be collected by courier from Rouse Legal at their offices at 11th Floor, Exchange Tower, 1 Harbour Exchange Square, London E14 9GE within 14 days from the Commencement Date and GPS Industries shall procure that Rouse Legal shall have such documents ready for such collection on 24 hours notice and during normal office hours and will provide written confirmation to the Defendants that following such collection they have no further copies or originals of any documents provided by the Defendants and that none of the documents were disclosed to any third party, including GPS Industries, other than the barrister working on behalf of GPS Industries.

9.       THIRD PARTY RIGHTS

         The parties to this Agreement do not intend that any of its terms will be enforceable by any person not a party to it and hereby agree to exclude the rights of any third party to the fullest extent permissible by law.

10.      GOVERNING LAW AND JURISDICTION

10.1 The formation, existence, construction, performance, validity and all aspects whatsoever of this Agreement or of any term of this Agreement will be governed by the laws of the State of Delaware, USA. If any provisions of the Agreement or the application of any such provision shall be held to be contrary to law, the remaining provisions of this Agreement shall continue in full force and effect.

10.2 The courts of the State of California will have non-exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Agreement. The parties irrevocably agree to submit to that jurisdiction.

11.      SIGNATORIES

         Each party to this Agreement warrants that its respective signatory to this Agreement is duly authorised to enter into this Agreement on its behalf.

12.      COUNTERPARTS CLAUSE

         This Agreement may be executed in any number of counterparts or duplicates each of which shall be an original but such counterparts or duplicates shall together constitute one and the same agreement.

SIGNED BY the duly authorised representatives of the parties on the date stated at the beginning of this Agreement.



SIGNED by                                   )
duly authorised to sign                     )
for and on behalf of                        )
GPS INDUSTRIES INC                          )


SIGNED by                                   )
duly authorised to sign                     )
for and on behalf of                        )
PROLINK SOLUTIONS LLC                       )

SIGNED by                                   )
duly authorised to sign                     )
for and on behalf of                        )
ELUMINA IBERICA SA                          )


SIGNED by                                   )
duly authorised to sign                     )
for and on behalf of                        )
ELUMINA IBERICA LIMITED                     )

                                   APPENDIX 1

IN THE PATENTS COUNTY COURT                                            PAT05054

BETWEEN:


                               GPS INDUSTRIES INC.
 (a company incorporated under the laws of the State of Nevada in the
                           United States of America)

                                                      Claimant/Part 20 Defendant

                                     - and -

                            (1) PROLINK SOLUTIONS LLC
 (a company organised under the laws of the State of Delaware in the
                            United States of America)

                             (2) ELUMINA IBERICA SA
                (a company incorporated under the laws of Spain)

                           (3) ELUMINA IBERICA LIMITED

                                                    Defendants/Part 20 Claimants

                            ------------------------

                                   draft/ORDER

                            ------------------------

UPON the parties having agreed confidential terms of settlement of the Claimant's Claim and the Defendants' Counterclaim

BY CONSENT

IT IS ORDERED THAT:

1.       the claim and counterclaim be dismissed;

2. the monies paid into Court by the Claimant by way of security for costs and any accrued interest be released in full to the Claimant; and

3.       there be no further orders as to costs.

Dated this 25th day of October 2006


For and on behalf of the Claimant


 /s/ Dave M. Gomez
-----------------------------------------------------
DAVE M. GOMEZ
GENERAL COUNSEL
For and on behalf of the First Defendant


For and on behalf of the Second and Third Defendant

                                   APPENDIX 2

                               LICENSE AGREEMENT

         This License Agreement ("Agreement") effective as of the _____ day of ___________, 2006, by and between GPS Industries, Inc., a corporation organized under the laws of Nevada, U.S.A., having a business address at 5500 - 152nd Street, Suite 214, Surrey B.C. Canada V3S 8E7 ("Licensor") and PROLINK SOLUTIONS LLC,, a limited liability company organized under the laws of the State of Delaware, having a business address at 410 S. Benson Lane, Chandler, Arizona 85224 ("Licensee").

         WHEREAS, Licensor is the assignee of the patents listed in Schedule A, attached hereto, pertaining to Distance Measurement and tracking on a golf course using GPS technology ("Licensor Patents").

         WHEREAS, Licensor and Licensee have agreed to settle a dispute arising from Licensee's sale and installation of the ProLink GPS System per the Settlement Agreement dated _____________, 2006;

         WHEREAS, pursuant to the terms of the Settlement Agreement, Licensor is willing to grant and Licensee wishes to receive a non-exclusive license to dispose of, offer to dispose of, deal in any way with, make, use, sell, offer for sale and import golf course management systems as described and claimed in Licensor Patents.

         NOW, THEREFORE, in consideration of the mutual covenants and promises made herein and for other good and valuable consideration, the parties agree as follows:

                                       I.
                                  DEFINITIONS

1.1 "Licensed Products" shall mean a system or parts of a system comprising a product or products for a golf course using GPS technology manufactured and/or sold by or for ProLink which product(s) in the absence of this Agreement would infringe at least one claim of the Licensor Patents.

1.2 "Licensed Territory" shall mean those countries in which the Licensor Patents have been granted (See Schedule A) or may be enforced.

1.3      "Course" shall mean a golf course at a specified location.

1.4 "Course Management" shall mean tracking the position of a golfer on a Course with Licensed Products.

1.5 "Distance Measurement" shall mean measuring distance from a GPS receiver on a Course to a feature on the Course using GPS.

1.6 "Third Party" shall mean a company or entity not owned or controlled by Licensor.

                                      II.
                         GRANT OF NON-EXCLUSIVE LICENSE

2.1 Licensor hereby grants and Licensee hereby accepts a nonexclusive license in each country of the Licensed Territory under the Licensor Patents to dispose of, offer to dispose of, deal in any way with, make, have made, use, sell, offer for sale or import Licensed Products in and to the Licensed Territory, which license expressly permits the resale of Licensed Products by Licensee's third party distributors in the Licensed Territory.

2.2 Licensee is not granted any right to sub-license, in whole or in part, the Licensor Patents, but shall have the right to procure manufacturing from third party contractors, to permit its golf course customers to use the Licensed Products , and to permit its distributors to dispose of, offer to dispose of, deal in any way with, make, have made, use, sell, offer for sale or import the Licensed Products.

2.3 Licensor warrants that it is entitled to grant the rights referred to in clause 2.1 and that, apart from the rights granted in this Agreement, it has not granted or agreed to grant in the Licensed Territory any conflicting exclusive rights under the Licensor Patents to any Third Party.

2.4 Licensor warrants that it has not and will not offer a fully paid-up license in the Licensed Territory to any Third Party on better terms, financial or otherwise, than that offered to Licensee.

2.5 Licensor warrants that any license granted to a Third Party in respect of the patents under the heading EUROPE in Schedule A will be in respect of all those patents.

                                      III.
                              PAYMENTS TO LICENSOR

3.1     Double Taxation Treaties

                  The Licensor and Licensee agree to cooperate to make use of any double taxation treaties that may be available to enable Licensee to pay royalties without deduction of withholding taxes.

3.2     Paid-Up License

                  Licensee shall pay Licensor a lump sum of One Million, Two Hundred Thousand Dollars ($1,200,000) for a fully paid-up license under the Licensor Patents. This payment shall be made in accordance with the payment schedule and further instructions set forth in clauses 2.2 through 2.4 of the Settlement Agreement.

3.3 The paid-up license fee is in consideration of and includes full settlement for past infringement relating to the Licensor Patents by any of the Defendants to the Proceedings (both as defined in the Settlement Agreement), any other distributors of Licensee, and Affiliates of the foregoing. Except for obligations created by or arising out of this Agreement or the Settlement Agreement, Licensor hereby releases the Defendants, any other distributor of Licensee, and Affiliates from any and all claims, causes of action, damages or liabilities prior to the date of this Agreement based on, relating to, or arising out of the Licensor Patents whether or not expressly set out in the Proceedings and whether or not known to, notified to, or in the present contemplation of Licensor. "Affiliates" shall mean the directors, officers, employees, parent companies, majority owned subsidiaries, and shareholders of a Defendant or other distributor of Licensee.

                                      IV.
                             PATENT MARKING/NOTICE

4.1 Licensee agrees to apply or have applied to all Licensor Products sold, leased or disposed of by it, such patent notice as may be required by the laws of the country where manufactured, sold or leased or as may be reasonably requested by Licensor.

4.2 The parties acknowledge their mutual interest in policing and preventing unlicensed use of the Licensor Patents by third parties. Licensee shall have the right to notify third parties that it holds a non-exclusive license under the Licensor Patents, but shall have no right to enforce the Licensor Patents. In the event that Licensee believes in good faith that a third party is selling a product that may infringe a Licensor Patent in the Licensed Territory, then Licensee may provide written notice to Licensor of same, which notice shall include contact information for such third party and any known information or evidence relating to the potential infringement. If Licensor believes in good faith there is a potential infringement, it shall promptly notify said third party of the relevant Licensor Patent and request that the third party contact Licensor to discuss a potential license. Licensor shall provide written confirmation to Licensee that such notice letter has been sent to the third party within three business days of its transmission to the third party. In the event Licensor believes that further information is required regarding the potential infringement, it shall notify Licensee to that effect, and the parties shall cooperate in good faith to obtain sufficient information. The parties acknowledge that Licensee is not an agent of Licensor with respect to the enforcement or licensing of the Licensor Patents. Licensor shall not be bound in any way to enforce the Licensor Patents against any such third parties or license third parties except at its own discretion.

                                       V.
                         WARRANTIES AND INDEMNIFICATION

Licensee agrees to defend, indemnify, and hold harmless Licensor against all claims and actions as a result of any sales, property damage, or personal injury sustained by Licensee, its employees, or other parties, as a result of use of the Licensor Patents or Licensed Products.

                  LICENSOR DISCLAIMS ANY WARRANTY AS TO THE CURRENT VALIDITY OF THE LICENSOR PATENTS, NONINFRINGEMENT OF LICENSED PRODUCTS, AND ANY WARRANTY AS TO THE ACCURACY, SUFFICIENCY OR SUITABILITY OF THE LICENSED PRODUCTS AND ASSUMES NO RESPONSIBILITY OR LIABILITY FOR LOSS OR DAMAGES, WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, OR INCIDENTAL WHICH MIGHT ARISE OUT OF OTHERS' USE OF THE LICENSED PRODUCTS, WHICH SHALL BE ENTIRELY AT LICENSEE'S RISK AND PERIL. LICENSOR SHALL HAVE NO OBLIGATION TO DEFEND ANY CLAIM OR SUIT, OR TO HOLD HARMLESS OR INDEMNIFY LICENSEE AGAINST ANY ALLEGATION OF INFRINGEMENT OR VIOLATION OF ANY PATENT RIGHT OF A THIRD PARTY BY REASON OF LICENSEE'S USE OF THE LICENSED PRODUCTS.

                                      VI.
                              TERM AND TERMINATION

6.1 The term of this Agreement shall start as of the effective date listed above and shall, in each country of the Licensed Territory, continue in force for the life of the Licensor Patents in effect in such country unless terminated at an earlier date pursuant to another provision of this Agreement.

6.2     This Agreement may be terminated:

(a) By the mutual, written agreement of the Licensor and Licensee;

(b) In the event either party defaults or breaches any of the provisions of this Agreement or the Settlement Agreement, the other party may terminate this Agreement by giving the defaulting or breaching party twenty (20) days written notice thereof; provided, however, that if the defaulting or breaching party, within the twenty (20) day period referred to, cures said default or breach, this Agreement shall continue in full force and effect the same as if such default or breach had not occurred.

(c) If all of the claims of the Licensor Patents are declared invalid by final judgments, orders or decrees in each applicable country from which no further appeals can be taken.

(d) By the Licensor if the Licensee or its third party distributors or its Affiliates directly or indirectly oppose or assist any third party to dispute the validity of the Licensor Patents or any of the claims thereof.

(e) By the Licensor if the Licensee files for bankruptcy or becomes or is insolvent.

                                      VII.
                                    DISPUTES

         If a dispute arises out of or relates to this Agreement, or the breach hereof, the parties agree first to try in good faith to settle the dispute by mediation under the Commercial Mediation Rules of the American Arbitration Association, before resorting to arbitration. Thereafter, any remaining unresolved controversy or claim arising out of or relating to this Agreement, or breach hereof, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The seat of the arbitration shall be in California, U.S.A. and the decision of the arbitrators shall be final. The prevailing party shall be entitled to reasonable attorney's fees in addition to costs and necessary disbursements.

                                      VII.
                                    NOTICES

         Any notice or report made by a party shall be considered proper and effective if mailed to the other by registered mail addressed as shown below, or delivered in person. Each party stipulates that the below address is correct and current, and agrees to notify the other of any changes.

                  Licensor:         Chief Financial Officer
                                    GPS Industries, Inc.
                                    5500 - 152nd Street, Suite 214
                                    Surrey B.C.  Canada V3S 8E7

                  Licensee:         General Counsel
                                    ProLink Solutions LLC
                                    410 S.  Benson Lane,
                                    Chandler,
                                    Arizona 85224


                                      IX.
                             GOVERNMENTAL APPROVAL

9.1 Any approval of this Agreement by a government which is required to enable Licensee to enter into this Agreement or to make payments to Licensor hereunder in U.S. dollars shall be secured in writing by Licensee who shall supply the same or a true copy thereof to Licensor within six (6) months of either the date of this Agreement or the date when Licensee makes a determination to operate under this Agreement in any foreign country where such governmental approval is required.

9.2 If any government department, court or other body in authority, finds any of the provisions in this Agreement at any time to be unenforceable or unlawful (whether under Articles 81 or 82 of the European Union's Treaty of Rome or under the provisions of the United Kingdom's Competition Act 1998 or otherwise) either party may require a reasonable amendment to this Agreement to ensure that this Agreement complies with, and is enforceable under, such provisions. If this Agreement is not capable of such amendment, the offending provision shall be deemed to be deleted from this Agreement and the remaining provisions shall continue in full force and effect.

                                       X.
                               GENERAL PROVISIONS

10.1 WAIVER. Waiver by either party of any breach or default of any of the provisions herein set forth shall not be deemed a waiver as to any subsequent or any other breach or default.

10.2 MODIFICATION, FORCE MAJEURE. Any amendment or modification of this Agreement or any right hereunder shall not be effective unless made in writing and signed by both of the parties hereto. Neither party will be liable for delays in performance due to circumstances beyond its reasonable control.

10.3 SUCCESSORS AND ASSIGNS. All terms and provisions of this Agreement shall be binding upon and inure for the benefit of the parties hereto, and their successors and assigns and legal representatives, except that Licensee may not assign this Agreement nor any right granted hereunder, in whole or in part, without Licensor's prior written consent. For purposes of this Agreement, a change of control by and of Licensee shall be deemed an assignment and Licensor's prior written consent is required to assign this Agreement, such consent not to be unreasonably withheld; provided, however, that Licensor specifically reserves the right to withhold consent if the party assuming control of the Licensee is involved in a dispute with the Licensor.

10.4 GOVERNING LAW; SEVERABILITY. This Agreement shall be governed by the laws of the State of Delaware U.S.A. If any provisions of the Agreement or the application of any such provision shall be held to be contrary to law, the remaining provisions of this Agreement shall continue in full force and effect.

10.5 ENTIRE AGREEMENT. The parties acknowledge that this Agreement expresses their entire understanding and agreement, and that there have been no warranties, representations, covenants of understandings made by either party to the other except such as are expressly set forth herein.

GPS INDUSTRIES, INC.                               PROLINK SOLUTIONS LLC


By:  /s/ Robert C. Silzer Sr.                    By:   /s/ Dave M. Gomez
     -------------------------                         -------------------

Name:    Robert C. Silzer                        Name:  DAVE M. GOMEZ
      -------------------                               --------------

Title:   CHIEF EXECUTIVE OFFICER                 Title:  GENERAL COUNSEL

Date:    October 26, 2006                        Date: OCTOBER 25, 2006

                                   SCHEDULE A

JURISDICTION                    PATENT NUMBER              STATUS
------------                    -------------              ------

Australia                       667205                     ISSUED

Japan                           3349510                    ISSUED

EUROPE:
         Austria                EP 617794                  ISSUED
         Eire                   EP 617794                  ISSUED
         France                 EP 617794                  ISSUED
         Great Britain          EP 617794                  ISSUED
         Italy                  EP 617794                  ISSUED
         Netherlands            EP 617794                  ISSUED
         Portugal               EP 617794                  ISSUED
         Sweden                 EP 617794                  ISSUED
         Switzerland            EP 617794                  ISSUED
         Germany                69228703.5                 ISSUED
         Spain                  ES2132211                  ISSUED